Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Americor Funding, LLC
18200 Von Karman Avenue, Suite 500
Irvine, California 92612

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of unsecured consumer loans in connection with the proposed offering of AMCR ABS Trust 2023-1. Americor Funding, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Initial Statistical Loan File and the Subsequent Statistical Loan File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Initial Statistical Loan File and Subsequent Statistical Loan File. Additionally, Jefferies LLC (“Jefferies” and together, with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 18, 2023, representatives of Jefferies, on behalf of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of the business August 31, 2023, with respect to 9,153 unsecured consumer loans (the “Initial Statistical Loan File”).  At the Company’s instruction, we randomly selected 250 unsecured consumer loans from the Initial Statistical Loan File (the “Initial Sample Loans”).

Further, on October 11, 2023, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of the business September 30, 2023, with respect to 12,551 unsecured consumer loans (the “Subsequent Statistical Loan File”).  At the Company’s instruction, we randomly selected 21 unsecured consumer loans from the Subsequent Statistical Loan File that were not Initial Sample Loans (the “Subsequent Sample Loans”).  The Initial Sample Loans and Subsequent Sample Loans are collectively and hereinafter referred to as the “Sample Loans.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable, and indicated below.

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Characteristics
1. Loan number (for informational purpose only) 2. Original loan amount 3. Original loan term 4. Scheduled payment amount 5. Annual percentage rate 6. Interest rate 7. Maturity date 8. Funded date	9. State of residence 10. Debt to income ratio 11. Original FICO score 12. Current principal balance 13. Remaining term 14. Number of days delinquent 15. Final risk group

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived from the related Installment Loan and Security Agreement, Truth-In-Lending Disclosure or Modification of Line of Credit Loan and Security Agreement (collectively, the “Loan Agreement”) and Characteristics 8. through 15. to electronic loan files, prepared, created and delivered by representatives of the Company on October 13, 2023, from the servicer system, as of the close of business August 31, 2023 or September 30, 2023, as applicable (collectively, the “Servicing System File”).

In addition to the procedures described above, for each of the Sample Loans, we observed that the Loan Agreement indicated that the borrower “signed electronically.”

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristic 3., differences of one month are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristics 5. and 6., differences of 0.01% or less are deemed to be “in agreement.”

The loan documents described above (including any information obtained from the Servicing System File) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Loan File and Subsequent Statistical Loan File, as applicable, were found to be in agreement with the above-mentioned Loan Documents, except as indicated in Appendix A.  Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Initial Statistical Loan File or the Subsequent Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Initial Statistical Loan File or the Subsequent Statistical Loan File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 27, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 27, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference in original loan term.
2	Three differences in interest rate.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 27, 2023.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Initial Sample Loan Number	Characteristic	Characteristic set forth on the Initial Statistical Loan File	Characteristic set forth on or derived from the Loan Agreement

1	1342861	Original loan term	20 months	22 months
2	1252442	Interest rate	17.20%	17.99%
2	2145961	Interest rate	17.69%	17.99%
3	2442964	Interest rate	17.38%	18.00%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.